NOTE PURCHASE AGREEMENT

PURCHASE AGREEMENT (this “Agreement”) dated as of September 24, 2009, between RESOURCE AMERICA, INC., a Delaware Corporation (the “Company”), and ______________________ (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Company desires to issue to the Purchaser, and the Purchaser desires to acquire from the Company, an aggregate of $__________ in principal amount of the Company’s 12% Senior Notes due 2012 in the form set forth in Exhibit A hereto (the "Notes") as provided herein; and

WHEREAS, in connection with the issuance of the Notes to the Purchaser, the Company will issue to the Purchaser that number of warrants to acquire the Company’s common stock (the “Warrants”) as provided herein;

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Issuance of Notes and Warrants

Section 1.1 Issuance of Notes.  On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, at Closing (defined below), (i) the Company agrees to issue to the Purchaser $_________ aggregate principal amount of Notes and (ii) the Purchaser agrees to pay to the Company the purchase price set forth in Schedule I hereto (the “Purchase Price”).

Section 1.2  Issuance of Warrants.  As additional consideration for the purchase of Notes, the Company agrees to issue to the Purchaser a warrant (the “Warrant”) to purchase that number of shares of the Company’s common stock (the “Warrant Shares”) set forth in Schedule I hereto.  The form of the Warrant, and the terms and conditions thereof, are set forth in Exhibit B hereto.  The Purchaser shall have those rights to require the Company to register the common stock for which the Warrant may be exercised as set forth in a registration rights agreement (the “Registration Rights Agreement”) in the form set forth in Exhibit C hereto.  This Agreement, the Note, the Warrant and the Registration Rights Agreement are herein collectively referred to as the “Transaction Documents”.

Section 1.3  Funding into Escrow.  The Purchaser shall deposit the Purchase Price into an escrow account established under the Escrow Agreement (the “Escrow Agreement”) in the form set forth in Exhibit D hereto, no later than two business days prior to the Closing Date (defined below).  On the Closing Date, upon receipt of satisfactory evidence that the conditions set forth in Article IV hereof have been satisfied or waived, pursuant to Section 1.4, the Company shall notify the Escrow Agent (as such term is defined in the Escrow Agreement) to promptly and timely release the funds escrowed under the Escrow Agreement to the Company.

Section 1.4      The Closing.

(a)           Timing.  Subject to the fulfillment or waiver of the conditions set forth in Article IV hereof, the delivery of the Notes and the Warrant (the “Closing”) shall take place on or about ______________ or such other date as the Purchaser and the Company may agree upon (the “Closing Date”).

(b)           Closing.  On the Closing Date, the Company shall deliver to the Purchaser (i) one or more Notes in definitive form, in such denomination or denominations as Purchaser may instruct the Company, and registered in the name of the Purchaser, with any transfer taxes payable in connection with the transfer of the Notes to the Purchaser duly paid, (ii) one or more Warrants for the Warrant Shares, registered in Purchaser’s name, and (iii) a copy of the Registration Rights Agreement duly executed by the Company.  In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement at or prior to the Closing.  The Notes shall be fully paid for by the Purchaser as of the Closing Date.

ARTICLE II

Representations and Warranties

Section 2.1    Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof and the Closing Date:

(a)           Organization and Qualification; Material Adverse Effect.  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware.  The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary (including every jurisdiction in which it owns or leases real property), except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.  For purposes of this Agreement, “Material Adverse Effect” means any adverse effect on the business, operations, properties or financial condition of the Company that is (either alone or together with all other adverse effects) material to the Company, and any material adverse effect on the transactions contemplated under this Agreement or any other agreement or document contemplated hereby or thereby.  Each of the Company’s subsidiaries is validly existing as a corporation, limited liability company or partnership, as applicable, in its respective jurisdiction of formation.  Schedule 2.1(a) hereto identifies each of the Company’s material subsidiaries (the “Subsidiaries”).  All of the issued and outstanding capital stock, limited liability company interests or partnership interests, as applicable, of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and (except as otherwise disclosed on Schedule 2.1(a)) is owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.  The Company has all requisite corporate power and authority, as applicable, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental agencies or regulatory bodies or any other person or entity, to own, lease, license and operate its assets and properties and conduct its business as now being conducted and as described in the SEC Documents (as defined below), except for such authorizations, approvals, consents, orders licenses, certificates and permits the absence of which would not have a Material Adverse Effect.

(b)           Authorization; Enforceability.  (i)  The Company has all requisite corporate power and authority to enter into and perform its obligators under the Transaction Documents in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its directors is required, (iii) the Transaction Documents have been, or at the Closing will be, duly executed and delivered by the Company, (iv) assuming they have been duly executed and delivered by the Purchaser (in the case of this Agreement, and the Registration Rights Agreement), the Transaction Documents constitute, or at the Closing will constitute, valid and binding obligations of the Company, enforceable against it in accordance with their terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application, and (B) to the extent the indemnification provisions contained in this Agreement and the Registration Rights Agreement may be limited by applicable federal or state securities laws.

(c)           Capitalization.  As of the date hereof, except as described in this Section 2.1(c), disclosed in Schedule 2.1(c) or disclosed in the SEC Documents, (i) none of the Company’s equity securities are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any equity securities of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional equity securities of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any equity securities of the Company or any of its Subsidiaries, (iii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act of 1933, as amended (“Securities Act” or “1933 Act”) (except the Registration Rights Agreement), (iv) other than the Notes, there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Notes as described in this Agreement and (vi) the Company does not have any unit appreciation rights or “phantom unit” plans or agreements or any similar plan or agreement.

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, and the consummation by it of the transactions contemplated hereby and thereby and issuance of the Notes and the Warrants will not (i) result in a violation of the Company's Certificate of Incorporation or Bylaws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, except as would not reasonably be expected to have a Material Adverse Effect or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Select Market (the "Principal Market") or other principal securities exchange or trading market on which the Company’s Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.  Neither the Company nor its Subsidiaries is in violation of any term of, or in default under, (x) its organizational documents or limited partnership agreements, respectively, (y) any material contract, agreement, mortgage, indebtedness, indenture, instrument, or (z) any judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, the non-compliance with which (in the case of (x), (y) or (z)) would reasonably be expected to have a Material Adverse Effect.  Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Transaction Documents, or the issuance of the Notes, or Warrants, in accordance with the terms hereof or thereof.

(e)           SEC Documents; Financial Statements.  Since July 1, 2008, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has delivered to the Purchaser or its representatives true and complete copies of any SEC Documents that were not filed electronically via the SEC’s Electronic Data Gathering, Analysis and Retrieval system.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with accounting principles, generally accepted in the United States, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(f)           Absence of Certain Changes.  Except as disclosed in the Company’s Annual Report on Form 10-K for the year ended September 30, 2008 (the “Company’s 10-K”) or the other SEC Documents, there has been no adverse change or adverse development in the business, properties, assets, operations, financial condition, prospects, liabilities or results of operations of the Company which has had or, to the knowledge of the Company, is reasonably likely to have a Material Adverse Effect.  The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

(g)           Absence of Litigation.  To the Company’s knowledge, except as disclosed in Schedule 2.1(g), there are no pending or threatened legal proceedings or investigations, other than routine litigation incidental to the Company’s business, to which the Company or any of its Subsidiaries is a party or of which any of their property is the subject which would have a Material Adverse Effect (i) except as set forth in the SEC Documents and (ii) except which individually and in the aggregate, respectively, would not be reasonably likely to result in liability to the Company in excess of $250,000 and $1,000,000, respectively.

(h)           Acknowledgment Regarding Purchaser’s Purchase of Securities.  The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby.  The Company further represents to the Purchaser that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(i)           No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of Notes and Warrants to the Purchaser to be integrated with prior offerings by the Company for purposes of the 1933 Act and, as a result thereof, be required to be registered under the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the Principal Market, that would require that this Offering be approved by the Company’s shareholders, nor will the Company or any of its Subsidiaries take any action or steps that would cause the offering of the Notes to be integrated with other offerings in violation of the 1933 Act or the applicable shareholder approval provisions of the Principal Market.

(j)           Employee Relations.  Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement.  No executive officer (as defined in Rule 501(f) of the 1933 Act)

whose departure would be reasonably likely to result in a Material Adverse Effect has notified the Company in writing that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company.

(k)           Intellectual Property Rights.  The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, except as would not reasonably expect to have a Material Adverse Effect.  Except as set forth in the SEC Documents, none of the Company’s trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two (2) years from the date of this Agreement, except as would not be reasonably expected to have a Material Adverse Effect.  The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others.

(l)           Environmental Laws.  (A)  The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where such noncompliance or failure to receive permits, licenses or approvals referred to in clauses (i), (ii) or (iii) above would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                      (B)  Except as disclosed in the SEC Documents, (i) there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company or its Subsidiaries (or to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have a Material Adverse Effect; (ii) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Subsidiaries, except for any such spill, discharge, leak emission, injection, escape, dumping or release which would not have a Material Adverse Effect; and (iii) the terms “hazardous wastes,” “toxic wastes” and “hazardous substances” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

(m)           Title.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in the ordinary course of business as currently conducted, in each case free and clear of all liens, encumbrances and defects except such as are described in the SEC Documents, Schedule 2.1(m) or such as do not materially interfere with the use of such property by the Company or any of its Subsidiaries  in the ordinary course of business as currently conducted.  Any material real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made of such property and buildings by the Company and its Subsidiaries in the ordinary course of business as currently conducted.

(n)           Regulatory Permits.  The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities, necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit except as would reasonably be expected not to have a Material Adverse Effect.

(o)           Internal Accounting Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(p)           Foreign Corrupt Practices Act.  Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of acting for, or on behalf of, the Company, directly or indirectly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; directly or indirectly made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar treaties of the United States; or directly or indirectly made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government or party official or employee.

(q)           Tax Status.  Except as set forth in the Company’s 10-K or the other SEC Documents, the Company has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (i) has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (ii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the Company is not aware of any basis for any such claim.

(r)           Certain Transactions.  Except as set forth in the Company’s 10-K or the other SEC Documents and except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 2.1(c) or in the Company’s 10-K or the other SEC Documents, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

(s)           Obligations.  Except to the extent (if any) specifically set forth in the Transaction Documents, the Company’s obligations thereunder are not subject to any right of set off, counterclaim, delay or reduction.

(t)           Sarbanes-Oxley Act.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 and any and all applicable rules and regulations promulgated by the SEC thereunder, except where such noncompliance would not have, individually or in the aggregate, a Material Adverse Effect.

(u)           Investment Company Status.  The Company is not an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

(v)           Listing and Maintenance Requirements.  Since July 1, 2008, the Company has been in compliance with all listing and maintenance requirements for the Principal Market except, in each case, as could not reasonably be expected to result in a Material Adverse Effect.  Since July 1, 2008, the Company has not received any communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of its common stock from the Principal Market.

(w)           Brokers.  The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by the Company, or the Purchaser, relating to this Agreement or the transactions contemplated hereby.

Section 2.2  Representations and Warranties of the Purchaser.  The Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and the Closing Date:

(a)           Accredited Investor Status; Sophisticated Purchaser.  The Purchaser is an accredited investor within the meaning of Rule 501 under the 1933 Act and, if an entity, is a “qualified institutional buyer” within the meaning of Rule 144A under the 1933 Act and is able to bear the risk of its investment in the Notes, Warrants and Warrant Shares.  The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Notes, Warrants and Warrant Shares.

(b)           Information.  The Purchaser and its advisors, if any, have been furnished with all information relating to the business, finances and operations of the Company and the offer and sale of the Notes, Warrants and Warrant Shares which has been requested by the Purchaser.  The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of, and receive answers from, the Company.  Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in Section 2.1 above.  The Purchaser understands that its investment in the Notes, Warrants and Warrant Shares involves a high degree of risk.  The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Notes and the Warrants.

(c)           No Governmental Review.  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Notes, Warrants and Warrant Shares or the fairness or suitability of an investment therein, nor have such authorities passed upon or endorsed the merits thereof.

(d)           Authorization; Enforcement.  Each of this Agreement and the Registration Rights Agreement has been, or on the Closing Date shall be, duly and validly authorized, executed and delivered on behalf of the Purchaser and is or will be on the Closing Date a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.  The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and each other agreement entered into by the parties hereto in connection with the transactions contemplated by this Agreement.

(e)           Residency.  The Purchaser is a resident of the State of __________.

(f)           No Conflicts.  The execution, delivery and performance of each of this Agreement and the Registration Rights Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) (if the Purchaser is an entity) result in a violation of the certificate of incorporation, by-laws or other documents of organization of the

Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is bound, or (iii) result in a violation of any law, rule, regulation or decree applicable to the Purchaser.

(g)           Purchaser Representation.  The Purchaser is purchasing the Notes and acquiring this Warrant and, if the Warrant is exercised, the Warrant Shares for its own account and not with a view to distribution in violation of any securities laws.  The Purchaser has been advised and understands that the Notes, the Warrants and the Warrant Shares have not been registered under the 1933 Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the 1933 Act or if Purchaser delivers an opinion of counsel to the Company that an exemption from registration is available or that registration is not required by law.  The Purchaser has been advised and understands that the Company, in issuing the Notes and Warrants, is relying upon, and, in issuing Warrant Shares, will be relying upon, among other things, the representations and warranties of the Purchaser contained in this Section 2.2 in concluding that such issuance is a “private offering” and is exempt from the registration requirements of the 1933 Act.

(h)           Rule 144.  The Purchaser understands that there is no public trading market for the Notes and the Warrants, that none is expected to develop, and that each of the Notes, the Warrants and the Warrant Shares must be held indefinitely unless and until registered under the 1933 Act or an exemption from registration is available.  The Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the 1933 Act.  The Purchaser understands that each Note, Warrant and Warrant Share will bear a legend substantially as follows until such legend shall no longer be necessary or advisable because the Notes, Warrant or Warrant Shares, as the case may be, are no longer subject to the restrictions on transfer described therein:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

For the Warrant:

THIS WARRANT AND THE SECURITIES FOR WHICH THIS WARRANT MAY BE EXERCISED (COLLECTIVELY, THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE

SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

                                (i)           Brokers.  The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company or the Purchaser relating to this Agreement or the transactions contemplated hereby.

ARTICLE III

Covenants

Section 3.1    Securities Compliance. As and to the extent required, the Company shall notify the SEC and the Principal Market of, and make all required filings with the SEC and the Principal Market with respect to, the transactions contemplated by this Agreement and the Registration Rights Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Notes, Warrants and, if the Warrants are exercised, the Warrant Shares.

Section 3.2     Best Efforts.  The parties shall use their best efforts to satisfy timely each of the conditions described in Article IV of this Agreement.

Section 3.3     Blue Sky Laws.  The Company shall take such actions as it reasonably determines are required to comply with all “blue sky” laws applicable to the issuance of the Notes and Warrants hereunder; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign entity in any jurisdiction where it is not so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, in any jurisdiction where it is no so subject.

Section 3.4     Publicity.  The Company shall have the right to file a Report on Form 8-K with the SEC, which shall describe the issuance of the Notes and Warrants and which shall include the Transaction Documents as exhibits, whether or not required by the 1934 Act.

Section 3.5      Senior Debt.

(a)           Within two business days of the Closing date, the Company shall use not less than 30% of the Purchase Price to repay amounts outstanding under its credit facility with TD Bank, N.A.  Not more than 60 days from the Closing Date, the Company shall reduce the maximum amount of outstanding debt available under its credit facility with TD Bank, N.A. to an amount not to exceed twenty million dollars ($20,000,000).

(b)           Except for the Senior Debt described on Schedule I to Exhibit A hereto, the Company shall not make or incur additional indebtedness that is, or modify any current indebtedness to be, senior in right, priority and preference to the rights of holders of the Notes, except insofar as such debt is in replacement of existing Senior Debt (as defined in Exhibit A hereto) pursuant to an amendment or termination of the facilities described on Schedule I to Exhibit A, and which amendment, refinancing or termination is consistent with the provisions of Section 8(k) of Exhibit A.

Section 3.6     Dividends.  Until all of the outstanding Notes have been paid in full, retired or have been repurchased by the Company or its Subsidiaries, without the prior approval of all holders of the Notes, the Company may not declare or pay (i) a quarterly cash dividend in excess of $0.03 per share unless the Company's basic earnings per common share from continuing operations from the preceding fiscal quarter, determined in accordance with generally accepted accounting principles in the United States, are greater than $0.25 per share, or (ii) any special cash dividends.

ARTICLE IV

Conditions to Closing

Section 4.1     Conditions Precedent to the Obligations of the Company.  The obligation hereunder of the Company to issue the Notes and Warrants and execute the Registration Rights Agreement at the Closing is subject to the satisfaction, at or before the Closing, of each of the applicable conditions set forth below.  These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

(a)           Accuracy of the Purchaser's Representations and Warranties.  The representations and warranties of the Purchaser will be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time (except for representations and warranties as of an earlier date, which shall be true and correct in all material respects as of such date).

(b)           Performance by the Purchaser.  The Purchaser shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Purchaser at or prior to the Closing.

(c)           No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

Section 4.2     Conditions Precedent to the Obligations of the Purchaser.  The obligation hereunder of the Purchaser to purchase the Notes is subject to the satisfaction, at or before the Closing, of each of the applicable conditions set forth below.  These conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in its sole discretion.

(a)           Accuracy of the Company's Representations and Warranties.  The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties as of an earlier date, which shall be true and correct in all material respects as of such date).

(b)           Performance by the Company.  The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company at or prior to the Closing.

(c)           Trading.  From the date hereof to the Closing Date, trading in the Company's common stock shall not have been suspended by the SEC and trading in securities generally as reported by the Principal Market shall not have been suspended or limited.

(d)           No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by the Transaction Documents

(e)           Registration Rights Agreement.  The Company and the Purchaser shall have executed and delivered the Registration Rights Agreement.

(f)           Officer's Certificates.  The Company shall have delivered to the Purchaser a certificate in form and substance satisfactory to the Purchaser and the Purchaser's counsel, executed by an officer of the General Partner, certifying as to satisfaction of closing conditions, incumbency of signing officers, and the true, correct and complete nature of the charter documents, good standing and authorizing resolutions of the Company.

ARTICLE V

Indemnification

Section 5.1   Indemnification.

(a)           Indemnification by the Company. In consideration of the Purchaser’s execution and delivery of this Agreement and acquiring the Notes hereunder, the Company shall defend, protect, indemnify and hold harmless the Purchaser, and (if Purchaser is an entity) all of its officers, directors, employees, members, partners and direct or indirect investors, and any of the foregoing person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Purchaser Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Purchaser Indemnified Liabilities”), incurred by any Purchaser Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate or document contemplated hereby or thereby, (iii) any cause of action, suit or claim brought or made against such Purchaser Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance, breach by the Company or enforcement of the Transaction Documents, or  (iv) the enforcement of this Section.  Notwithstanding the foregoing, Purchaser Indemnified Liabilities shall not include any liability of any Purchaser Indemnitee arising solely out of such Purchaser Indemnitee’s willful misconduct or fraudulent action(s).  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Purchaser Indemnified Liabilities which is permissible under applicable law.  Notwithstanding the foregoing, to the extent this Section overlaps with the provisions of the Registration Rights Agreement, the amount of the Purchaser’s indemnification shall not exceed the limitation contained in such provisions.

(b)           Indemnification by the Purchaser.  The Purchaser shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees, members and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Company Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Company Indemnified Liabilities”), incurred by any Company Indemnitee as a result of, or arising out of, or relating to this Agreement (i) any misrepresentation or breach of any representation or warranty made by the Purchaser in Section 2.2 of this Agreement, (ii) any breach of any covenant, agreement or obligation of the Purchaser contained in the Transaction Documents or any other certificate or document contemplated hereby or thereby, or (iii) the enforcement of this Section.  Notwithstanding the foregoing, Company Indemnified Liabilities shall not include any liability of any Company Indemnitee arising solely out of such Company Indemnitee’s willful misconduct or fraudulent action(s).  To the extent that the foregoing undertaking by the Purchaser may be unenforceable for any reason, the Purchaser shall make the maximum contribution to the payment and satisfaction of each of the Company Indemnified Liabilities which is permissible under applicable law.

Section 5.2    Procedure.  Each party entitled to indemnification under this Article V (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article V except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such non-privileged information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

ARTICLE VI

Governing Law; Miscellaneous

Section 6.1   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  IF ANY PROVISION OF THIS AGREEMENT SHALL BE INVALID OR UNENFORCEABLE IN ANY JURISDICTION, SUCH INVALIDITY OR UNENFORCEABILITY SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS AGREEMENT IN THAT JURISDICTION OR THE VALIDITY OR ENFORCEABILITY OF ANY PROVISION OF THIS AGREEMENT IN ANY OTHER JURISDICTION.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY.

Section 6.2    Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Section 6.3    Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 6.4   Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 6.5   Entire Agreement; Amendments; Waivers.  This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 6.6   Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Resource America, Inc
One Crescent Drive
Navy Yard Corporate Center
Philadelphia, PA  19112
Telephone:                    (215) 546-5005
Facsimile:                      (215) 546-5308
Attention:                      Jeffrey F. Brotman

If to the Purchaser:

As set forth on Schedule I hereto

Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 6.7    Successors and Assigns.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any Assignee of Purchaser (“Assignee”).  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser, including by merger or consolidation.  The Purchaser may assign some or all of its rights hereunder to any assignee of the Notes or Warrants to the extent the Assignee signs a counterpart signature page to this Agreement or a joinder agreement and subject to the compliance with the requirements of Section 2.2(g) hereof.

Section 6.8    No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 6.9    Survival.  The representations, warranties and agreements of the Company and the Purchaser contained in the Agreement shall survive the Closing.

Section 6.10  Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 6.11  No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 6.12  Remedies.  The Purchaser and each Assignee of Purchaser (“Assignee”) shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any person having any rights under any provisions of the Transaction Documents shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of the Transaction Documents and to exercise all other rights granted by law.  The Purchaser and each Assignee without prejudice may withdraw, revoke or suspend its pursuit of any remedy at any time prior to its complete recovery as a result of such remedy.

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[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed as of the date and year first above written.

COMPANY: RESOURCE AMERICA, INC. By: /s/ Thomas C. Elliott Name: Thomas C. Elliott Title: Senior Vice President	PURCHASER: ____________________________________ By: Name: Title:

SCHEDULE I

Purchase Price for Notes:	$_____________

Wiring Instructions:	BANK NAME:	The Bancorp Bank
409 Silverside Road
Suite 105
Wilmington, DE 19809

	ACCOUNT NAME:	Resource America, Inc.
Resource October Escrow Account

	ABA NUMBER:	XXXXXXXXX
	ACCOUNT NUM.:	XXXXXXXXX

Warrant Shares:	_____________

Name, Address, Telephone		[Name]_____________________
and Facsimile Number		[Address]___________________
of Purchaser		___________________________
___________________________
Telephone:__________________
Facimile:____________________

EXHIBIT A

Form of Senior Note

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

SENIOR NOTE

Philadelphia, Pennsylvania
Dated:  _____________

$___________

FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND, RESOURCE AMERICA, INC., a Delaware corporation (“Company”), hereby promises to pay to the order of ________________________________ (“Holder”), the principal sum of _______________________________ Million and 00/100 ($_________), together with interest thereon upon the terms and conditions hereinafter set forth.

1.           Interest Rate.  Interest on the unpaid principal balance hereof will accrue from the date of this Note until final payment thereof at the fixed rate of twelve percent (12%) per annum.

2.           Interest Payment Dates.  Interest on this Note shall be payable quarterly in arrears on December 31, March 31, June 30 and September 30 in each year, commencing with December 31, 2009. Interest payable on the first interest payment date shall be calculated on the basis of a 360-day year for the actual number of days elapsed between the date of issuance of this Note and December 31, 2009.

3.           Maturity.  Principal, together with all accrued and unpaid interest thereon and all other fees, costs and expenses payable hereunder or under the Transaction Documents (as such term is defined in Section 9 hereof), is due and payable on _____________, 2012 (the “Maturity Date”).

4.           Place of Payment.  Principal and interest hereunder shall be payable at the office of Holder set forth in Section 20 hereof, or at such other place as Holder, from time to time, may designate in writing.

5.           Redemption.  The Company may redeem all or any part of this Note at any time or from time to time, upon notice given to the Holder not less than thirty (30) days prior to the date fixed for redemption, at the redemption price (expressed as a percentage of principal amount redeemed) set forth below, plus the payment of all accrued and unpaid interest on the portion of the principal amount of this Note to be redeemed to the date of such redemption, and all other fees and charges due hereunder and under the other Transaction Documents (as such term is hereinafter defined):

Redemption Date                                                                                     Redemption Price
Before _____________, 2010                                                                               106%
Between _____________, 2010
and _____________, 2011                                                                                    103%
Thereafter                                                                                                             100%

Any principal prepayment hereunder must be in an amount of not less than $100,000 or any integral multiple of $100,000.

6.           Payment Method.  All payments under this Note or the other Transaction Documents are to be made in immediately available funds.  If Holder accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have been actually received or made available to Holder.

7.           Application of Payments.  Any and all payments on account of this Note shall be applied, first to accrued and unpaid interest, then to other sums due hereunder or under the Transaction Documents and thereafter to outstanding principal.  The Company agrees that, to the extent it makes a payment or payments and such payment or payments, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the obligations or part thereof hereunder intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made.

8.           Subordination.

(a)           The payment of all indebtedness, liabilities, and obligations of Company to Holder under this Note, whether now existing or hereafter arising (collectively, the “Subordinated Debt”), is expressly subordinated to the indebtedness set forth on Schedule I attached hereto (the “Senior Debt”) and the obligations of the Company set forth therein.  The term “Senior Debt” shall include any and all obligations of Company to the lenders set forth on Schedule I including without limitation interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Company, whether or not a claim for such post-commencement interest is allowed.  All capitalized terms used in this Section 8 in connection with the Senior Debt and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement (as defined herein).  The term “Loan Agreement” means that certain Loan and Security Agreement dated May 24, 2007, as the same may be amended, supplemented, restated or replaced from time to time among Company, TD Bank, N.A. (successor by merger to Commerce Bank, N.A.) as Agent and Issuing Bank and the Lenders party thereto from time to time.

(b)           Until the Senior Debt is indefeasibly paid in full and any commitment to make advances under the facilities evidencing the Senior Debt has terminated, Company shall not pay, and Holder shall not accept, any payments of any kind (including prepayments) associated with the Subordinated Debt; provided, however, that so long as no material event of default (for purposes of the Loan Agreement, a Significant Default) under the facilities evidencing the Senior Debt exists or after giving effect to the making of any such payment(s) would exist, Company may pay and Holder may accept regularly scheduled payments of interest on the Subordinated Debt.  Except as set forth in subsection (k), no principal payment of any kind (by voluntary prepayment, acceleration, set-off or otherwise) of any portion of the Subordinated Debt may be made by Company or received or accepted by Holder at any time prior to the indefeasible payment in full of the Senior Debt and termination of any commitment to make advances under the facilities evidencing the Senior Debt.

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(c)           Any payments on the Subordinated Debt received by Holder other than as permitted in clause (b) above, shall be held in trust for Agent and Holder will forthwith turn over any such payments in the form received, properly endorsed, to Agent to be applied to the Senior Debt as determined in accordance with the Loan Agreement.

(d)           Company shall not grant to Holder and Holder shall not take any lien on or security interest in any of Company’s property, now owned or hereafter acquired, created or arising.

(e)           Holder shall not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Agent for the benefit of Secured Parties under and in connection with the Loan Agreement, or any amendment, extension, replacement thereof or related agreement among Agent, Issuing Bank, Lenders and Company.

(f)           Holder shall not commence any action or proceeding of any kind against  Company to recover all or any part of the Subordinated Debt not paid when due, and shall at no time join with any creditor, in bringing any proceeding against Company under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing, unless and until the Senior Debt shall be indefeasibly paid in full and any commitment to make advances under the facilities evidencing the Senior Debt has terminated.  Holder, however may accelerate the amount of the Subordinated Debt upon the occurrence of (i) the acceleration of the Senior Debt; and (ii) the filing of a petition under the Bankruptcy Code by Company.

(g)           In the event of any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency proceeding of Company (each a “Proceeding”), Holder shall at Agent’s request file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of Company in respect of the Subordinated Debt (each a “Claim”) and will hold in trust for Agent and pay over to Agent in the same form received, to be applied on the Senior Debt as determined in accordance with the Loan Agreement, any and all money, dividends or other assets received in any such Proceeding on account of the Subordinated Debt, unless and until the Senior Debt shall be indefeasibly paid in full (and any commitment to make advances under the Loan Agreement has terminated), including without limitation interest accruing after the commencement of any Proceeding, whether or not a claim for such post-commencement interest is allowed.  In the event that Holder has not filed a Claim before the fifteenth (15th) day prior to the deadline for filing such Claim, Agent may, as attorney-in-fact for Holder, take such action on behalf of Holder and Holder hereby appoints Agent as attorney-in-fact for Holder to demand, sue for, collect, and receive any and all such money, dividends or other assets and give acquittance therefore and to file any such Claim and to take such other proceedings in Agent’s name or in the name of Holder, as Agent may deem necessary or advisable for the enforcement of the provisions of this Section 8.  Holder shall execute and deliver to Agent such other and further powers of attorney or other instruments as Agent reasonably may request in order to accomplish the foregoing.

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(h)           The lenders named in the facilities evidencing the Senior Debt may, at any time and from time to time, without the consent of or notice to Holder, without incurring responsibility to Holder, and without impairing or releasing any of the rights of such lenders or any of the obligations of Holder hereunder:

i.           Change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt (including increasing the principal amount thereof), or any part thereof, or amend, supplement or replace the documents evidencing the facilities in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Senior Debt;

ii.           Sell, exchange, release or otherwise deal with all or any part of the collateral securing the Senior Debt or any part thereof;

iii.           Release anyone liable in any manner for the payment or collection of the Senior Debt;

iv.           Exercise or refrain from exercising any rights against Company or any Subsidiary Guarantor, or any of them, or others; and

v.           Apply sums paid by any party to the Senior Debt in any order or manner as determined pursuant to the Loan Agreement.

(i)           Holder will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein.  Holder represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned and Holder will not transfer or assign, except to Agent for the ratable benefit of Secured Parties, any part of the Subordinated Debt while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to the provisions of this Section 8.  Holder and Company shall not modify or permit the modification of the payment terms of the Subordinated Debt or otherwise modify this Note.

(j)           Holder represents and warrants that neither the contents and provisions of this Section 8 nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a default under any agreement or instrument to which Holder is now subject.

(k)           In the event that Company at any time terminates the financing arrangements with respect to the Senior Debt, then the provisions of this Section 8 shall inure to the benefit of any financial institution obtained by Company to provide replacement financing for Company and, in connection with such replacement financing, Holder shall, if requested by such replacement lender, execute

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with such replacement lender a subordination agreement substantially similar to the provisions of this Section 8.  Notwithstanding the foregoing, the Company shall enter into no extension, termination, refinancing, replacement, amendment or other modification of the Senior Debt that contemplates the existence of Senior Debt past the Maturity Date, unless the documents evidencing the resulting extended, terminated, refinanced, replaced, amended or otherwise modified credit facility expressly permits the timely payment due to Holder on the Maturity Date of the principal and all amounts then due under this Note, except in the case of the existence of a material event of default (for purposes of the Loan Agreement, a Significant Default) thereunder.

(l)           Company and Holder each expressly agree that Agent, Issuing Bank and Lenders are third party beneficiaries of the provisions of this Section 8 and understand that Agent, Issuing Bank and Lenders shall rely on such provisions to make and continue to make the Senior Debt available to Company.

 9.           Transaction Documents.  This Note is entitled to all rights and remedies provided in the Note Purchase Agreement dated September 24, 2009 between the Company and Holder and all other documents executed or delivered in connection herewith (this Note and such documents, as any of them may be amended from time to time, being collectively the “Transaction Documents”).

10.           Events of Default.  For purposes hereof, each of the following shall constitute an Event of Default (“Event of Default”) hereunder:

(a)           the failure of the Company to pay any amount of principal on this Note on the date such payment is due and payable;

(b)           the failure of the Company to pay any amount of interest on this Note, any fees or other sums payable hereunder or any other obligations, indebtedness, liabilities and undertakings of the Company to Holder, whether now or hereafter owing or existing, under this Note or the other Transaction Documents (the “Indebtedness”) on the date on which such payment is due, whether on demand, at the stated maturity or due date thereof or by reason of any requirement for the prepayment thereof, by acceleration or otherwise, and such failure continues unremedied for a period of five (5) business days after Holder’s delivery of written notice to the Company of such monetary default (such five business day period, the “Payment Cure Period”);

(c)           the failure of the Company to duly perform or observe any obligation, covenant or agreement on its part contained herein or in any other Transaction Document and such failure continues unremedied for a period of ten business (10) days after notice from Holder to the Company of the existence of such failure.  Notwithstanding the foregoing, if such failure specifically constitutes an Event of Default under some other subsection of this Section 10 or under any of the other Transaction Documents, and is incapable of remedy or cure, the Company shall not be entitled to any notice or grace hereunder;

(d)           the adjudication of the Company as a bankrupt or insolvent, or the entry of an order for relief against the Company or the entry of an order appointing a receiver or trustee for the Company or any of its property or approving a petition seeking reorganization or other similar relief under the bankruptcy or other similar laws of the United States or any state or any other competent jurisdiction;

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(e)           a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law is filed by or (unless dismissed within 90 days) against the Company, or the Company makes an assignment for the benefit of creditors, or the Company takes any action to authorize any of the foregoing;

(f)           all or any material part of the assets of Company come within the possession or control of any receiver, trustee, custodian or assignee for the benefit of creditors;

(g)           any representation or warranty of the Company in any of the Transaction Documents is discovered to be untrue in any material respect as of the date such representation or warranty is made;

(h)           the Company voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated;

(i)           the Company is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency, the effect of which order restricts the Company from conducting all or any material part of its business; or

(j)           (i) the occurrence of an event of default under any of the other Transaction Documents or (ii) an Event of Default (as defined in the Loan Agreement) occurs under the facilities evidencing the Senior Debt and is not cured within any applicable cure period.

11.           Remedies.  Upon the occurrence of an Event of Default, Holder, at its option and without notice to the Company, may declare immediately due and payable the entire Indebtedness, together with interest accrued thereon at the rate specified herein to the date of payment.  Payment thereof may be enforced and recovered in whole or in part at any time by one or more of the remedies in this Note or in the Transaction Documents, or as may be available to Holder at law or in equity. If Holder employs counsel to enforce this Note by suit or otherwise, the Company will reimburse Holder for all costs of suit and other expenses in connection therewith, whether or not suit is actually instituted, together with Holder’s reasonable attorney’s fees incurred for collection, together, to the extent permitted by applicable law, with interest on any judgment obtained by Holder at the rate specified herein, including interest from and after the date of execution, judicial or foreclosure sale until actual payment is made to Holder of the full amount due to Holder.

12.           Set-Off.  Without limiting the rights of Holder under applicable law, Holder has and may exercise a right of set-off, a lien against and a security interest in all property of the Company now or at any time in Holder’s possession in any capacity whatsoever.  At any time and from time to time following the occurrence of an Event of Default, or an event which with the giving of notice or passage of time or both would constitute an Event of Default, Holder may without notice or demand, set-off and apply any and all sums at any time held and other indebtedness at any time owing by Holder to or for the credit of the Company against any or all of the Indebtedness and the Company’s obligations under the Transaction Documents.

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13.           Delay or Omission Not Waiver.  Neither the failure nor any delay on the part of Holder to exercise any right, remedy, power or privilege under this Note upon the occurrence of any Event of Default or otherwise shall operate as a waiver thereof or impair any such right, remedy, power or privilege.  No waiver of any Event of Default shall affect any later Event of Default or shall impair any rights of Holder. No single, partial or full exercise of any rights, remedies, powers and privileges by Holder shall preclude further or other exercise thereof.  No course of dealing between Holder and the Company shall operate as or be deemed to constitute a waiver of Holder’s rights under this Note or affect the duties or obligations of the Company.

14.           Remedies Cumulative.  The rights, remedies, powers and privileges provided for herein shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other rights, remedies, powers and privileges in Holder’s favor under the other Transaction Documents, at law or in equity.

15.           Recovery of Judgments.  The recovery of any judgment by Holder and/or the levy of execution under any judgment upon any assets of the Company shall not affect in any manner or to any extent any rights, remedies or powers of Holder under this Note or any of the other Transaction Documents, but such rights, remedies and powers of Holder shall continue unimpaired as before.

16.           Releases.  The Company agrees that (i) Holder may release, compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Transaction Documents, and (ii) the Transaction Documents may be amended, supplemented or modified by Holder and the other signatory parties as it may require, without in any way affecting the validity of this Note.  Any action taken by Holder pursuant to the foregoing shall in no way be construed as a waiver or release of any other right or remedy of Holder, or of any Event of Default, or of any liability or obligation of the Company hereunder or under any of the Transaction Documents.

17.           Transaction Documents Solely Corporate Obligations.  No recourse for the payment of any Indebtedness due under any Transaction Document, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company under any Transaction Document, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, partner, member, manager, employee, agent, officer, trustee, director or subsidiary, as such, past, present or future, of the Company, or any of its subsidiaries or of any successor thereto, either directly or through the Company or any of its subsidiaries or of any successor thereto, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of the Transaction Documents, including, without limitation, this Note.

18.            Submission to Jurisdiction.  THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  THE COMPANY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO IT AT THE ADDRESS FOR SUCH NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

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19.           Waivers.  In connection with any proceedings under the Transaction Documents or in connection with any Indebtedness, including without limitation any action by Holder in replevin, foreclosure or other court process or in connection with any other action related to the Transaction Documents or the Indebtedness, the Company hereby waives and releases:

(a)           all errors, defects and imperfections in such proceedings;

(b)           all benefits under any present or future laws exempting any property, real or personal, or any part of any proceeds thereof from attachment, levy or sale under execution, or providing for any stay of execution to be issued on any judgment recovered under any of the Transaction Documents or in any replevin or foreclosure proceeding, or otherwise providing for any valuation, appraisal or exemption;

(c)           presentment for payment, demand, notice of demand, notice of nonpayment or dishonor or acceleration, protest and notice of protest of any of the Transaction Documents, including this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note or any other Indebtedness;

(d)           any requirement for bonds, security or sureties required by statute, court rule or otherwise;

(e)           all rights to claim or recover attorney’s fees and costs in the event that Holder is successful in any action to remove, suspend or enforce a judgment entered by confession.

20.           Communications and Notices.  All notices, consents, approvals and requests required or permitted hereunder (a “Notice”) shall be given in writing and shall be effective for all purposes if (i) hand delivered, or (ii) sent by (A) certified or registered United States mail, postage prepaid, (B) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (C) telecopier (confirmed electronically), in any case addressed as follows (or to such other address or person as a party shall designate from time to time by notice to the other party):

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To the Company:

Resource America, Inc.
One Crescent Drive
Navy Yard Corporate Center
Philadelphia, PA 19112
Attention: Jeffrey F. Brotman
Telecopy Number: (215) 546-5308

To Holder:

[Name]_______________
[Address]_____________
      _____________________
_____________________
_____________________
Telephone:_____________
Facsimile: _____________

A Notice shall be deemed to have been given:  in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a business day; in the case of expedited prepaid delivery, upon the first attempted delivery on a business day; or in the case of telecopier, on the date confirmed electronically.

21.           Severability.  The provisions of this Note and all other Transaction Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

22.           Limitation of Interest to Maximum Lawful Rate.  In no event shall the rate of interest payable hereunder exceed the maximum rate of interest permitted to be charged by applicable law (including the choice of law rules) and any interest paid in excess of the permitted rate shall be refunded to the Company.  Such refund shall be made by application of the excessive amount of interest paid against any sums outstanding and shall be applied in such order as Holder may determine.  If the excessive amount of interest paid exceeds the sums outstanding, the portion exceeding the said sums outstanding shall be refunded in cash by Holder.  Any such crediting or refund shall not cure or waive any default by the Company hereunder.  The Company agrees, however, that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including, without limitation, late charges, loan fees and expenses are and shall be deemed to the extent permitted by law to be late charges, loan fees or expenses, as applicable, and not interest.

23.           Law Governing.  This Note has been made, executed and delivered in the State of New York and will be construed in accordance with and governed by the laws thereof.

24.           Headings.  The headings of the sections, paragraphs and clauses of this Note are inserted for convenience only and shall not be deemed to constitute a part of this Note.

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25.           Construction.  Whenever used, the singular number shall include the plural, the plural the singular and the use of any gender shall be applicable to all genders.  The words “Holder” and the “Company” shall be deemed to include the respective successors and assigns of Holder and the Company.  All exhibits attached hereto are made a part of this Note.

26.           Assignment or Sale by Holder.  Subject to compliance with Section 2.2 (g) of the Note Purchase Agreement referred to in Section 9 hereof, Holder may sell, assign or participate all or a portion of his interest in this Note and/or any of the Transaction Documents and, in connection therewith, may make available to any prospective purchaser, assignee or participant any information relative to the Company in his possession; provided, however that Holder, or any purchaser, assignor or participant who proposes to further sell, assign or participate its interest, shall notify the Company of the proposed transaction not less than ten (10) business days prior to the proposed sale, assignment or participation, including the name and address of the proposed purchaser, assignor or participant and the terms of the transaction.

27.           No Assignment by the Company.  The Company may not assign any of its rights or obligations hereunder without the prior written consent of Holder.

28.           Binding Effect.  This Note and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

29.           No Third Party Beneficiaries.  The rights and benefits of this Note and the Transaction Documents shall not inure to the benefit of any third party.

30.           Modifications.  No modification of this Note or any of the Transaction Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

31.           Integration.  The Transaction Documents shall be construed as integrated and complementary of each other, and as augmenting and not restricting Holder’s rights, powers, remedies and security.  The Transaction Documents contain the entire understanding of the parties thereto with respect to the matters contained therein and supersede all prior agreements and understandings between the parties with respect to the subject matter thereof and do not require parol or extrinsic evidence in order to reflect the intent of the parties. In the event of any inconsistency between the terms of this Note and the terms of the other Transaction Documents, the terms of this Note shall prevail.

32.           Lost, Stolen, Mutilated or Destroyed Note.  If this Note is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking by the Holder, issue a new Note of like denomination and terms as this Note so lost, stolen, mutilated or destroyed.

33.           Holidays.  If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place of payment or action, then the due date for such payment or action will be the next succeeding business day.  For the purposes of this Section, the term “holiday” shall mean a day other than a Saturday or Sunday on which banks in the State of New York are or may elect to be closed.

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34.           JURY TRIAL WAIVER.  THE COMPANY AND HOLDER WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER ANY OF THE TRANSACTION DOCUMENTS OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE COMPANY OR HOLDER WITH RESPECT TO ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. THE COMPANY AND HOLDER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THE TRANSACTION DOCUMENTS MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE COMPANY AND HOLDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  THE COMPANY ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREES TO THE TERMS OF THIS SECTION.

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IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.

RESOURCE AMERICA, INC.
a Delaware corporation

By:        ______________
Name:  Thomas C. Elliott
Title:    Senior Vice President

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EXHIBIT B

Form of Warrant

THIS WARRANT AND THE SECURITIES FOR WHICH THIS WARRANT MAY BE EXERCISED (COLLECTIVELY, THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF, THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

ANY TRANSFEREE OF THIS WARRANT SHOULD CAREFULLY REVIEW THE TERMS OF THIS WARRANT, INCLUDING SECTION 2(e) HEREOF.  THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE NUMBER SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(e) HEREOF.

RESOURCE AMERICA, INC.

Warrant To Purchase Common Stock

Warrant No.: ____	Number of Shares: ________

Resource America, Inc., a Delaware corporation (the “Company”), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, _____________________, the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant (if required by Section 2(e)), at any time or times on or after the Warrant Date (as defined in Section 1 (xiii)), but not after 11:59 P.M. New York Time on the Expiration Date (as defined herein) _____________________________ (___________) fully paid nonassessable shares of Common Stock (as defined in Section 1(iii) below) of the Company (the “Warrant Shares”) at the Warrant Exercise Price (as defined in Section 1(xiv) below).

Section 1.  Definitions.  The following words and terms as used in this Warrant shall have the following meanings:

(i)          “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires approval of the Company’s stockholders.

(ii)          “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                              (iii)           “Common Stock” means (i) the Company’s common stock, par value $.01 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(iv)          “Expiration Date” means the date that is five (5) years after the Warrant Date or, if such date does not fall on a Business Day, then the next Business Day.

(v)          “Ordinary Cash Dividend” means a cash dividend on shares of Common Stock out of surplus or net profits legally available therefor determined in accordance with accounting principles generally accepted in the United States from time to time.

(vi)           “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

(vii)          “Principal Market” means, with respect to the Common Stock or any other security, the NASDAQ Global Select Market, or, if the Common Stock or such other security is not traded on the NASDAQ Global Select Market, then the principal securities exchange or trading market for the Common Stock or such other security.

(viii)          “Pro Rata Repurchases” means any purchase of shares of Common Stock by the Company or any affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (B) any other offer available to substantially all holders of Common Stock, in the case of both (A) or (B), whether for cash or securities of the Company, evidences of indebtedness of the Company or any other person or any other property (including, without limitation, shares of capital stock, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected while this Warrant is outstanding. The “Effective Date” of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

(ix)          “Registration Rights Agreement” means that agreement dated _____________, by and among the Company and the persons who have purchased Notes as such agreement may be amended from time to time as provided in such agreement.

(x)          “Securities Act” means the Securities Act of 1933, as amended.

(xi)          “Trading Day” means any day on which the Common Stock is traded on the Principal Market; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade, or actually trades, on such exchange or market for less than 4.0 hours.

(xii)          “Warrant” means this Warrant and all Warrants issued in exchange, transfer or replacement hereof pursuant to the terms of this Warrant.

(xiii)          “Warrant Date” means ____________.

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                             (xiv)           “Warrant Exercise Price” shall be equal to, with respect to any Warrant Share, $5.10, subject to adjustment as hereinafter provided.

(xv)          “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on its Principal Market during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg Financial Markets (or any successor thereto, “Bloomberg”) through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time (or such other time as such over-the-counter market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as such over-the-counter market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc.  If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of this Warrant.  If the Company and the holder of this Warrant are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(a) below.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during any period during which the Weighted Average Price is being determined.

Section 2.  Exercise of Warrant.

(a)             Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, in whole or in part, at any time on any Business Day on or after the opening of business on the Warrant Date and prior to 11:59 P.M. New York Time on the Expiration Date by (i) delivery of a written notice, in the form of the subscription form attached as Exhibit A hereto (the “Exercise Notice”), of such holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) by wire transfer of immediately available funds (or by check if the Company has not provided the holder of this Warrant with wire transfer instructions for such payment) or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(d)), and (iii) if required by Section 2(e) or unless the Holder has previously delivered this Warrant to the Company and it or a new replacement Warrant has not yet been delivered to the Holder, the surrender to a common carrier for overnight delivery to the Company as soon as practicable following such date, this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction); provided, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer and the provisions of Section 7 shall be applicable.  In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the

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Company shall on the second (2nd) Business Day (the “Warrant Share Delivery Date”) following the date of its receipt of the later of the Exercise Notice, the Aggregate Exercise Price (or notice of Cashless Exercise) and if required by Section 2(e) (or unless the holder of this Warrant has previously delivered this Warrant to the Company and it or a new replacement Warrant has not yet been delivered to the holder), this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) (the “Exercise Delivery Documents”), issue and deliver to the address specified in the Exercise Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled.  Upon the later of the date of delivery of (x) the Exercise Notice and (y) the Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 2(d), the holder of this Warrant shall be deemed for all purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised (the date thereof being referred to as the “Deemed Issuance Date”), irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares.  In the case of a dispute as to the determination of the Warrant Exercise Price, the Weighted Average Price of a security or the arithmetic calculation of the number of Warrant Shares, the Company shall promptly issue to the holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within two (2) Business Days of receipt of the holder’s Exercise Notice.  If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price, the Weighted Average Price or arithmetic calculation of the number of Warrant Shares within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall promptly submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Weighted Average Price to an independent, reputable investment banking firm agreed to by the Company and the holder of this Warrant or (ii) the disputed arithmetic calculation of the number of Warrant Shares to its independent, outside public accountant.  The Company shall direct the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than two (2) Business Days after the date it receives the disputed determinations or calculations.  Such investment banking firm’s or accountant’s determination or calculation, as the case may be, shall be deemed conclusive absent demonstrable error.

(b)           If this Warrant is submitted for exercise, as may be required by Section 2(e), and unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than four (4) Business Days after receipt of this Warrant (the “Warrant Delivery Date”) and at its own expense, issue a new Warrant identical in all respects to this Warrant except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which such Warrant is exercised (together with, in the case of a cashless exercise, the number of Warrant Shares surrendered in lieu of payment of the Exercise Price).

            (c)           No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number (with 0.5 rounded up).

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(d)           Notwithstanding anything contained herein to the contrary, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)
   B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised;

B= the Weighted Average Price of the Common Stock on the trading day immediately preceding the date of the delivery of the Exercise Notice; and

C= the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e)           Book-Entry.  Notwithstanding anything to the contrary set forth herein, upon exercise of this Warrant in accordance with the terms hereof, the holder of this Warrant shall not be required to physically surrender this Warrant to the Company unless it is being exercised for all of the Warrant Shares represented by the Warrant.  The holder and the Company shall maintain records showing the number of Warrant Shares exercised and issued and the dates of such exercises or shall use such other method, reasonably satisfactory to the holder and the Company, so as not to require physical surrender of this Warrant upon each such exercise.  In the event of any dispute or discrepancy, such records of the Company establishing the number of Warrant Shares to which the holder is entitled shall be controlling and determinative in the absence of demonstrable error.  Notwithstanding the foregoing, if this Warrant is exercised as aforesaid, the holder may not transfer this Warrant unless the holder first physically surrenders this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the holder a new Warrant of like tenor, registered as the holder may request, representing in the aggregate the remaining number of Warrant Shares represented by this Warrant.  The holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of any portion of this Warrant, the number of Warrant Shares represented by this Warrant may be less than the number stated on the face hereof.  Each Warrant shall bear the following legend:

                ANY TRANSFEREE OF THIS WARRANT SHOULD
                CAREFULLY REVIEW THE TERMS OF THIS WARRANT,
                      INCLUDING SECTION 2(e) HEREOF.  THE SECURITIES
                REPRESENTED BY THIS WARRANT MAY BE LESS THAN

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                     THE NUMBER SET FORTH ON THE FACE HEREOF
                                                                                 PURSUANT TO SECTION 2(e) HEREOF.

Section 3.  Covenants.  The Company hereby covenants and agrees as follows:

(a)           This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

(b)           All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable.

(c)           During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant.

(d)           The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant on the Principal Market (subject to official notice of issuance upon exercise of this Warrant) and each other market or exchange on which the Common Stock is traded or listed and shall maintain, so long as any other shares of Common Stock shall be so traded or listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on the Principal Market and each other market or exchange on which the Common Stock is traded or listed and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on the Principal Market and each other market or exchange on which the Common Stock is traded or listed.

(e)           The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against impairment, consistent with the tenor and purpose of this Warrant.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

           (f)           This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

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Section 4.  Taxes.  The Company shall pay any and all taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of the holder of this Warrant) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Section 5.  Warrant Holder Not Deemed a Shareholder.  No holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose (other than to the extent that the holder is deemed to be a beneficial holder of shares under applicable securities laws after taking into account the limitation set forth in the first paragraph of this Warrant), nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the Deemed Issuance Date of the Warrant Shares that such holder is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any obligations or liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

Section 6.  Representations of Holder.  The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant, and upon exercise hereof (other than pursuant to a Cashless Exercise) will acquire the Warrant Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.  The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “Accredited Investor”) and has had the opportunity to ask questions and receive answers concerning the Company, the Warrant and the offering thereof from the Company.  Each delivery of an Exercise Notice, other than in connection with a Cashless Exercise, shall constitute confirmation at such time by the holder of the representations concerning the Warrant Shares set forth in the first two sentences of this Section 6, unless contemporaneous with the delivery of such Exercise Notice, the holder notifies the Company in writing that it is not making such representations (a “Representation Notice”).  If the holder delivers a Representation Notice in connection with an exercise, it shall be a condition to such holder’s exercise of this Warrant and the Company’s obligations set forth in Section 2 in connection with such exercise, that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws, and the time periods for the Company’s compliance with its obligations set forth in Section 2 shall be tolled until such holder provides the Company with such other representations.

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Section 7.  Ownership and Transfer.

(a)           The Company shall maintain at its principal executive offices or at the offices of its transfer agent (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee.  The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

(b)           This Warrant and the rights granted hereunder shall be assignable by the holder hereof without the consent of the Company.

(c)           The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement, and the initial holder of this Warrant (and assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Registration Rights Agreement.

Section 8.  Adjustments  The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that if more than one subsection of this Section 8 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 8 so as to result in duplication:

(a)           Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of this Warrant after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised immediately prior to such date. In such event, the Warrant Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Warrant Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Warrant Shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

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       (b)           Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants (excluding Ordinary Cash Dividends, dividends of its Common Stock and other dividends or distributions referred to in Section 8(a)), in each such case, the Warrant Exercise Price in effect prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Warrant Exercise Price in effect immediately prior to the reduction by the quotient of (x) the Weighted Average Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades regular way on the Principal Market on which the Common Stock is listed or admitted to trading without the right to receive such distribution, minus the amount of cash and/or the fair market value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock as determined by the Board of Directors of the Company in good faith (the “Fair Market Value”) divided by (y) such  Weighted Average Price on such date specified in clause (x); such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of Warrant Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Warrant Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Warrant Exercise Price in effect immediately prior to the distribution giving rise to this adjustment by (y) the new Warrant Exercise Price determined in accordance with the immediately preceding sentence. In the case of adjustment for a cash dividend that is, or is coincident with, an Ordinary Cash Dividend, the Fair Market Value shall be reduced by the per share amount of the portion of the cash dividend that would constitute an Ordinary Cash Dividend. In the event that such distribution is not so made, the Warrant Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Warrant Exercise Price that would then be in effect and the number of Warrant Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(c)           Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Warrant Exercise Price shall be reduced to the price determined by multiplying the Warrant Exercise Price in effect immediately prior to the Effective Date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Weighted Average Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Weighted Average Price per share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Warrant Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Warrant Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase to the Warrant Exercise Price or decrease in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 13(D).

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(d)           Business Combinations. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 8(a)), the Warrantholder’s right to receive Warrant Shares upon exercise of this Warrant shall be converted into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holder of this Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to the holder’s right to exercise this Warrant in exchange for any shares of stock or other securities or property pursuant to this paragraph. In determining the kind and amount of stock, securities or the property receivable upon exercise of this Warrant following the consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the consideration that the Warrantholder shall be entitled to receive upon exercise shall be deemed to be the types and amounts of consideration received by the majority of all holders of the shares of common stock that affirmatively make an election (or of all such holders if none make an election).

(e)           Sales of Common Stock.  Except in the case of equity awards under a Company stockholder equity compensation plan, if the Company at any time while this Warrant is outstanding and unexpired shall (i) issue or sell any shares of Common Stock for a consideration per share less than a price equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale (the “Applicable Price”), (ii) issue or sell any options or warrants for an exercise price which, when taken together with the amount of consideration paid to acquire such warrants or options (allocated pro rata over the number of shares for which the options or warrant are exercisable) is less than the Applicable Price, (iii) issue or sell any convertible securities for which the conversion price is less that the Applicable Price, or (iv) change any exercise or conversion price to an amount less that the Applicable Price, then immediately after such sale or change, the Warrant Price then in effect shall be reduced to that amount.  Notwithstanding the foregoing, such reduction of Warrant Exercise Price shall not be available to certain Warrant Holders to the extent that such reduction, in accordance with the rules promulgated by the Principal Market, would be deemed to be equity compensation requiring stockholder approval.

(f)           Rounding of Calculations; Minimum Adjustments. All calculations under this Section 8 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one hundredth (1/100th) of a share, as the case may be. Any provision of this Section 8 to the contrary notwithstanding, no adjustment in the Warrant Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.

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(g)           Timing of Issuance of Additional Common Stock Upon Certain Adjustments.  In any case in which the provisions of this Section 8 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such holder any amount of cash in lieu of a fractional share of Common Stock; provided, however, that the Company upon request shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(h)           Statement Regarding Adjustments. Whenever the Warrant Exercise Price or the number of Warrant Shares into which this Warrant is exercisable shall be adjusted as provided in Section 8, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Warrant Exercise Price that shall be in effect and the number of Warrant Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to the holder of this Warrant at the address appearing in the Company’s records.

(i)           Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 8 (but only if the action of the type described in this Section 8 would result in an adjustment in the Warrant Exercise Price or the number of Warrant Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the holder of this Warrant, in the manner set forth in Section 10, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Warrant Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(j)           Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 8, the Company shall take any action which may be necessary, including obtaining regulatory, Principal Market or other applicable national securities exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all Warrant Shares issuable pursuant to this Warrant.

(k)           Adjustment Rules. Any adjustments pursuant to this Section 8 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Warrant Exercise Price made hereunder would reduce the Warrant Exercise Price to an amount below the par value of the Common Stock, then such adjustment in Warrant Exercise Price made hereunder shall reduce the Warrant Exercise Price to the par value of the Common Stock.

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Section 9.  Lost, Stolen, Mutilated or Destroyed Warrant.  If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking by the holder (or in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 10.  Notice.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Resource America, Inc.
One Crescent Drive
Navy Yard Corporate Center
Philadelphia, PA  19112
Telephone:                    (215) 546-5005
Facsimile:                      (215) 546-5308
Attention:                      Jeffrey F. Brotman

With copy to:

Ledgewood
1900 Market Street, Suite 750
Philadelphia, PA 19103
Telephone:                    (215) 731-9450
Facsimile:                      (215) 735-2513
Attention:                      J. Baur Whittlesey, Esquire

If to the Warrant Holder:

          [Name]
          [Address]
           ___________________________
           ___________________________
           Telephone:
           Facsimile:

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Section 11.  Date.  The date of this Warrant is September 29, 2009.  This Warrant, in all events, shall be wholly void and of no effect after 11:59 P.M., New York Time, on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

Section 12.  Amendment and Waiver.  Except as otherwise provided herein, this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the written consent of the holder of this Warrant.

Section 13.  Descriptive Headings; Governing Law.  The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

Section 14.  Rules of Construction.  Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Warrant, (b) each accounting term not otherwise defined in this Warrant has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Warrant shall be by way of example rather than limitation.

* * * * * *

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the date first written above.

RESOURCE AMERICA, INC.
a Delaware corporation

By:        ______________
Name:  Thomas C. Elliott
Title:    Senior Vice President

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EXHIBIT A TO WARRANT

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

RESOURCE AMERICA, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Resource America, Inc., a Delaware corporation (the “Company”), evidenced by the attached Warrant (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.  Form of Warrant Exercise Price.  The holder intends that payment of the Warrant Exercise Price shall be made as:

____________	a “Cash Exercise” with respect to ___________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to ______________ Warrant Shares.

2.  Payment of Warrant Exercise Price.  In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.  Delivery of Warrant Shares.  The Company shall deliver __________ Warrant Shares in accordance with the terms of the Warrant in the following name and to the following address:

Issue to:

Facsimile Number:

Account Number  (if electronic book entry transfer):

Date: _______________ __, ______

   Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated ________________, 20__ from the Company and acknowledged and agreed to by [TRANSFER AGENT].

RESOURCE AMERICA, INC.

By:
Name:
Title:

EXHIBIT B TO WARRANT

FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase ____________ shares of the capital stock of Resource America, Inc., a Delaware corporation, represented by warrant no. _____, standing in the name of the undersigned on the books of said corporation.  The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated:  _________, 20__

____________________________________

Name:     _____________________________
Title:       _____________________________

EXHIBIT C

Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (“Agreement”) is entered into as of ____________, by and among RESOURCE AMERICA, INC., a Delaware corporation (the “Company”) and the persons listed on the signature pages hereto (each a “Seller” and, collectively, the “Sellers”).

WHEREAS, pursuant to Note Purchase Agreements by and between the Company and each of the Sellers (each a “Purchase Agreement” and, collectively, the “Purchase Agreements”), the Sellers have purchased from the Company certain 12% Senior Notes due 2012 of the Company (the “Notes”); and

WHEREAS, in connection with the issuance of the Notes, the Company has issued to the Sellers warrants (the “Warrants”) to purchase an aggregate of ____________ shares of the Company’s common stock, par value $.01 per share (the “Common Shares”), subject to adjustment as provided in each of the Warrants.

NOW, THEREFORE, in consideration of the premises, and the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the Company and each Seller agree as follows:
ARTICLE I

DEFINITIONS

Section 1.01         Definitions.  Capitalized terms used herein without definition shall have the meanings given to them in the Purchase Agreements.  The terms set forth below are used herein as so defined:

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Commission” or “SEC” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Shares” has the meaning specified therefor in the recitals of this Agreement.

“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Demand Registration” has the meaning specified therefor in Section 2.01(a) of this Agreement.

“Demanding Holder” has the meaning specified therefor in Section 2.01(a) of this Agreement.

“Effectiveness Deadline” has the meaning specified therefor in Section 2.01(b) of this Agreement.

“Holder” and “Holders” means the record holder of any Registrable Securities.

“Losses” has the meaning specified therefor in Section 2.07(a) of this Agreement.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book-running lead manager of such Underwritten Offering.

“Purchase Agreement” and “Purchase Agreements” have the meaning specified therefor in the recitals of this Agreement.

“Registrable Securities” means the Common Shares issued or issuable to each Holder upon exercise of the Warrants.

“Registration Expenses” has the meaning specified therefor in Section 2.06(a) of this Agreement.

“Registration Statement” has the meaning specified therefor in Section 2.01(b) of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” or “Sellers” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Selling Expenses” has the meaning specified therefor in Section 2.05(a) of this Agreement.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a Registration Statement.

“Selling Holder Indemnified Persons” has the meaning specified therefor in Section 2.07(a) of this Agreement.

“Underwritten Offering” means an offering (including an offering pursuant to a Registration Statement) in which Registrable Securities are sold to an underwriter on a firm commitment basis for reoffering to the public.

“Warrants” has the meaning specified therefor in the recitals of this Agreement.

Section 1.02         Registrable Securities.  Any Registrable Security will cease to be a Registrable Security: (a) when a Registration Statement covering such Registrable Security is effective and such Registrable Security has been sold or disposed of pursuant to such Registration Statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force) under the Securities Act; (c) one year after issuance of such Registrable Security pursuant to exercise of a Warrant; (d) when such Registrable Security is held by the Company or one of its subsidiaries; (e) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee or (f) ____________, 2015.

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ARTICLE II
REGISTRATION RIGHTS

Section 2.01         Registration.

(a)           At any time and from time to time after the date of this Agreement, the holders of Warrants exercisable for not less that 15% of the Common Shares may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”).  Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof.  The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder that decides to include shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within 15 days after the receipt by the holder of the notice from the Company.  Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration. The Company shall not be obligated to effect more than an aggregate of three (3) Demand Registrations under this Agreement in respect of Registrable Securities.

(b)           The Company shall, within 45 days of receiving the demand, prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act provided that such other form shall be converted into a registration on Form S-3 as soon as Form S-3 becomes available to the Company) covering resales by the Holders as selling stockholders (not underwriters) of the Registrable Securities, and no other securities (the “Registration Statement”).  Thereafter, the Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as possible, and in any event within 180 days following receipt of the demand (the “Effectiveness Deadline”).

Section 2.02         Sale Procedures.  In connection with its obligations under this Article II, the Company will, as expeditiously as possible:

(a)           prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement and notify the Selling Holders of the filing and effectiveness of such Registration Statement and any amendments or supplements;

(b)           furnish to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

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(c)           if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions in the United States as the Selling Holders or, in the case of an Underwritten Offering, the Managing Underwriter, shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d)           promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(e)           immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.  Following the provision of such notice, the Company agrees to amend or supplement the prospectus or take other appropriate action as promptly as practicable so that the prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other action as is necessary to remove a stop order, suspension or proceedings related thereto.  Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in this Section 2.02(e), shall forthwith discontinue offers and sales of the Registrable Securities until such Selling Holder’s receipt of the copies of the supplemented or amended

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prospectus contemplated by this Section 2.02(e) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice;

(f)           upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(g)           otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(h)           cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(i)           use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(j)           provide a transfer agent and registrar for all Registrable Securities covered by the Registration Statement not later than the effective date of such Registration Statement;

(k)           enter into customary agreements, take such other actions, and provide such cooperation and access to management, as are reasonably requested by the Selling Holders or the underwriters, if any, in order to expedite or facilitate the disposition of such Registrable Securities;

(l)           if requested by a Seller: (i) incorporate in a prospectus supplement or post-effective amendment such information as such Seller reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) if required by the Securities Act, supplement or make amendments to any Registration Statement; and

(m)           if the Sellers are deemed to be “underwriters,” as defined in Section 2(a)(11) of the Securities Act, in connection with a Registration Statement in respect of any Registrable Securities pursuant to this Agreement, and any amendment or supplement thereof, then for a period of one year following the effective date of the Registration Statement, the Company will cooperate with the Sellers in

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allowing the Sellers to conduct customary “underwriter’s due diligence” with respect to the Company and satisfy their obligations in respect thereof.  In addition, for a period of one year following the effective date of the Registration Statement, at the request of a Seller seeking to offer or sell Registrable Securities, the Company will furnish to such Seller, on the date of the effectiveness of any Registration Statement covering the sale of such Seller’s Registrable Securities and thereafter no more often than on a quarterly basis, (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to such Seller, (ii) an opinion, dated as of such date, of counsel representing the Seller in form, scope and substance as is customarily given in an underwritten public offering, including a standard “10b-5” opinion for such offering, addressed to such Seller and (iii) an officer’s certificate from the Chief Executive Officer and Chief Financial Officer of the Company in form, scope and substance as is customarily given in an underwritten offering addressed to such Seller.  The Company will also permit one legal counsel to such Seller(s) to review and comment upon the Registration Statement at least three Business Days prior to its filing with the Commission and all amendments and supplements to any such Registration Statement within a reasonable number of days prior to their filing with the Commission and not file any such Registration Statement or amendment or supplement thereto in a form to which such Seller’s legal counsel reasonably objects.

Section 2.03          Cooperation by Holders.  The Company shall have no obligation to include in the Registration Statement Registrable Securities of a Holder, or in an Underwritten Offering pursuant to Section 2.02 Registrable Securities of a Selling Holder, who has failed to timely furnish such information that the Company determines, after consultation with counsel, is reasonably required to be furnished or confirmed in order for the Registration Statement or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.04          Restrictions on Public Sale by Holders of Registrable Securities.  For a period of 365 days from the date hereof, each Holder of Registrable Securities agrees not to effect any public sale or distribution of the Registrable Securities for a period of up to 30 days following completion of an Underwritten Offering of equity securities by the Company if required by the Managing Underwriter.

Section 2.05          Expenses.

(a)           Certain Definitions.  “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on the Registration Statement pursuant to Section 2.01 hereof or an Underwritten Offering covered under this Agreement, and the disposition of such securities, including, without limitation, all registration, filing and securities exchange listing fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, the fees and disbursements of one counsel to the Holders and the fees and expenses of the independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance.  “Selling Expenses” means all underwriting fees, discounts and selling commissions allocable to the sale of the Registrable Securities.

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          (b)           Expenses.  The Company will pay all reasonable Registration Expenses as determined in good faith.  The Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.  Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.06         Indemnification.

(a)           By the Company.  In the event of an offering of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder and its directors, officers and employees, and each underwriter, pursuant to the applicable underwriting agreement with such underwriter, of Registrable Securities thereunder and each person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act and the Exchange Act, and its directors and officers (collectively, the “Selling Holder Indemnified Persons”), against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), to which such Selling Holder Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement contemplated by this Agreement, any preliminary prospectus, free writing prospectus or final prospectus contained therein, or any amendment or supplement thereof, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each such Selling Holder Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Holder Indemnified Person in writing specifically for use in the Registration Statement or such other registration statement, or prospectus supplement, as applicable.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such Selling Holder, its directors or officers or any underwriter or controlling person, and shall survive the transfer of such securities by such Selling Holder.

(b)           By Each Selling Holder.  Each Selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act, and its directors, officers and employees, to the same extent as the foregoing indemnity from the Company to the Selling Holders, but only with respect to information regarding such Selling Holder furnished in writing by or on behalf of such Selling Holder expressly for inclusion in the Registration Statement or any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto; provided, however, that the liability of each Selling Holder shall not be greater in amount than the dollar amount of the proceeds (net of any Selling Expenses) received by such Selling Holder from the sale of the Registrable Securities giving rise to such indemnification.

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          (c)           Notice.  Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.06.  In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof.  The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.06 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that, (i) if the indemnifying party has failed to assume the defense or employ counsel reasonably acceptable to the indemnified party or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.  Notwithstanding any other provision of this Agreement, no indemnifying party shall settle any action brought against an indemnified party with respect to which the indemnified party is entitled to indemnification hereunder without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, and includes a complete and unconditional release from all liability of, the indemnified party.

(d)           Contribution.  If the indemnification provided for in this Section 2.06 is held by a court or government agency of competent jurisdiction to be unavailable to any indemnified party or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of such indemnified party on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations; provided, however, that in no event shall such Selling Holder be required to contribute an aggregate amount in excess of the dollar amount of proceeds (net of Selling Expenses) received by such Selling Holder from the sale of Registrable Securities giving rise to such indemnification or contribution.  The relative fault of the indemnifying party on the one hand and the indemnified party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the

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omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein.  The amount paidby an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

(e)           Other Indemnification.  The provisions of this Section 2.06 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 2.07         Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration under the Securities Act, the Company agrees to use its commercially reasonable efforts to:

(a)           make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b)           file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c)           so long as a Holder owns any Registrable Securities, furnish, unless otherwise not available at no charge by access electronically to the Commission’s EDGAR filing system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Registrable Securities without registration under the Securities Act.

Section 2.08        Transfer or Assignment of Registration Rights.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The rights granted to the Sellers by the Company under this Agreement to cause the Company to register Registrable Securities may be transferred or assigned (in whole or in part) to a permitted transferee or assignee of Registrable Securities, and all other rights granted to the Sellers by the Company hereunder may be transferred or assigned to any permitted transferee or assignee of any Registrable Securities; provided in each case that the Company must be given written notice by the Seller at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights agrees in writing to be bound by the registration provisions of this Agreement.

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ARTICLE III
MISCELLANEOUS

Section 3.01        Communications.  All notices and other communications provided for or permitted hereunder shall be made in writing by facsimile, electronic mail, courier service or personal delivery:

(a)           if to the Company or the Sellers, to the addresses set forth on the signature page hereof; and

(b)           if to a transferee of a Seller, to such Holder at the address provided pursuant to Section 2.08 hereof.

All such notices and communications shall be deemed to have been received: at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent via facsimile or electronic mail; and when actually received, if sent by courier service or any other means.

Section 3.02        Successor and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.03        Change of Control.  The Company shall not merge, consolidate or combine with any other person unless the agreement providing for such merger, consolidation or combination expressly provides for the continuation of the registration rights specified in this Agreement with respect to the Registrable Securities or other equity securities issued pursuant to such merger, consolidation or combination.

Section 3.04        Remedies.  The Company and the Sellers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

Section 3.05        Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.06        Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.07        Governing Law.  The laws of the State of New York shall govern this Agreement without regard to principles of conflict of laws.

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Section 3.08        Severability of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.09        Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.10        Amendment.  This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the Registrable Securities existing at the date of the amendment; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.11        No Presumption.  If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.12        Obligations Limited to Parties to Agreement.  Each of the parties hereto covenants, agrees and acknowledges that no person other than the Sellers (and their permitted assignees) and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Sellers may be a corporation, partnership or limited liability company, no recourse under this Agreement or the Purchase Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the Sellers or of the Company or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the Sellers or of the Company or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or affiliate of any of the foregoing, as such, for any obligations of the Sellers or the Company, as the case may be, under this Agreement or the Purchase Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date first above written.

RESOURCE AMERICA, INC. By:_________________________ Name: Thomas C. Elliott Title: Senior Vice President
Address for notices:	One Crescent Drive, Suite 203 Navy Yard Corporate Center Philadelphia, PA 19112 Fax: 215-546-5308 Attn: Jeffrey F. Brotman
With copies to:	Ledgewood 1900 Market Street, Suite 750 Philadelphia, PA 19103 Fax:215-735-2513 Attn: J. Baur Whittlesey, Esq.

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SELLER: _____________________________ By: Name: _______________________ Title: _______________________
Address for notices:

Name______________________________
Address____________________________
___________________________________
___________________________________
___________________________________
Phone:  _____________
Fax:      _____________

With copies to:

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EXHIBIT D

Subscription Escrow Agreement